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                                                                    EXHIBIT 23.2

                                [NSA LETTERHEAD]

           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

     We hereby consent to the reference to our firm and to our report dated March 8, 2001, presenting estimated reserves and future revenue for the oil and gas properties of National Energy Group, Inc., in National Energy Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


                                        NETHERLAND, SEWELL & ASSOCIATES, INC.

                                        By: /s/ FREDERIC D. SEWELL
                                            ------------------------------------
                                            Frederic D. Sewell
                                            President

Dallas, Texas
March 27, 2001